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                                                                   EXHIBIT 10.41
                                 AMENDMENT NO. 1

                          Dated as of January 17, 2003

      This AMENDMENT among THE DETROIT EDISON COMPANY, a Michigan corporation (the "Seller"), CORPORATE ASSET FUNDING COMPANY, INC. (the "Investor"), CITIBANK, N.A. ("Citibank"), and CITICORP NORTH AMERICA, INC., individually and as agent (the "Agent") for itself, the Owner and Citibank.

      PRELIMINARY STATEMENTS:

      (1) The Seller, the Investor, Citibank and the Agent have entered into a Trade Receivables Purchase and Sale Agreement, dated as of February 28, 1989, an Amendment and Restatement thereof, dated as of October 1, 1991, and an Amendment and Restatement thereof dated as of March 9, 2001 (said Trade Receivables Purchase and Sale Agreement, as so amended and restated, being the "Agreement", the terms defined therein being used herein as therein defined unless otherwise defined herein).

      (2) The Seller, the Investor, Citibank and the Agent have agreed to amend the Agreement as hereinafter set forth.

      SECTION 2. Amendment to Agreement. Effective as of the date hereof, clause
(y) of the definition of "Assignee Rate" is amended by deleting therefrom the percentage "0.875%" and replacing it with the percentage "1.25%."

      SECTION 3. Representations and Warranties of the Seller. The Seller represents and warrants as follows:


            (a) The Seller is a corporation duly incorporated, validly existing and in good standing under the law of the State of Michigan.

            (b) The execution, delivery and performance by the Seller of this Amendment and the Agreement, as amended hereby, and the transactions contemplated hereby and thereby are within the Seller's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Seller's charter or by-laws or (ii) law or any contractual restriction binding on or affecting the Seller and, except to the extent contemplated by the Agreement, do not result in or require the creation of any lien, security interest or other change or encumbrance upon or with respect to any of its properties.

            (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of this Amendment or the Agreement, as amended hereby, except for the filing from time to time of continuation statements continuing the effectiveness of the UCC Financing Statements referred to in Article III of the


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      Agreement, which continuation statements have been duly filed and are in full force and effect on the date hereof.

            (d) This Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with their respective terms.

            SECTION 4. Reference to and Effect on the Agreement; Consent of the Agent.


            (a) On and after the datehereof, each reference in the Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

            (b) Except as specifically amended above, the Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Seller, the Investor, the Owner, Citibank or the Agent under the Agreement, nor constitute a waiver of any provision of the Agreement.

            (d) In accordance with the provisions of Section 1.02 of the Citibank Agreement, the Agent (as the Agent under the Citibank Agreement) hereby consents to the amendment to the definition of "Assignee Rate" set forth herein.

            SECTION 5. Costs, Expenses and Taxes. The Seller agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery and administration of this Amendment and the other documents to be delivered in connection therewith, including, without limitation, the reasonable fees and reasonable out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder, and all costs and expenses, if any (including, without limitation, reasonable counsel fees and reasonable expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other documents to be delivered in connection therewith. In addition, the Seller shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other documents to be delivered in connection therewith, and agrees to indemnify the Agent, the Investor, the Owner, Citibank, CNAI and their respective Affiliates against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

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            SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND
      CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           THE DETROIT EDISON COMPANY

                                           By:/s/David R. Murphy
                                               ---------------------------------
                                                    Title: Assistant Treasurer


                                           CORPORATE ASSET FUNDING COMPANY, INC.
                                                By Citicorp North America, Inc.,
                                                    as Attorney-in-Fact

                                           By: /s/ Joseph A. Farina
                                              ----------------------------------
                                                    Vice President


                                           CITICORP NORTH AMERICA, INC.,
                                           Individually and as Agent

                                           By: /s/ Joseph A. Farina
                                               ---------------------------------
                                                    Vice President


                                           CITIBANK, N.A.

                                           By: /s/ Joseph A. Farina
                                              ----------------------------------
                                                    Vice President






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